SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): February 14, 2001
                                                         ------------------




                            COACHMEN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)





              1-7160                                     35-1101097
----------------------------------     ----------------------------------------
     (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.


                  On February 14, 2001 the Company filed a press release announcing expansion of modular sector, dividend and CFO change. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 February 9, 2001 Press Release announcing expansion of modular sector, dividend and CFO change

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COACHMEN INDUSTRIES, INC.



                                                 By:   /s/ Richard M. Lavers
                                                     ---------------------------
                                                     Richard M. Lavers
                                                     General Counsel & Secretary



Dated: February 16, 2001